UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-07381

T. Rowe Price Health Sciences Fund, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher

100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2022

Item 1. Reports to Shareholders

(a) Report pursuant to Rule 30e-1

Highlights and Market Commentary
Management’s Discussion of Fund Performance
Performance and Expenses
Financial Highlights
Portfolio of Investments
Financial Statements and Notes
Additional Fund Information
December 31, 2022
Annual Report
For more insights from T. Rowe Price
investment professionals, go to
troweprice.com .
T. ROWE PRICE
PRHSX Health Sciences Fund –
.
THISX Health Sciences Fund–
.
I Class

T. ROWE PRICE Health Sciences Fund
HIGHLIGHTS
The Health Sciences Fund outperformed its benchmark and the broad equity market in the 12 months ended December 31, 2022.
Allocation effects drove outperformance, while stock selection detracted. The services and pharmaceuticals subsectors contributed the most to relative performance, while biotechnology and life sciences detracted.
While we expect the macroeconomic backdrop to remain challenging in the near term, we maintain an optimistic outlook for the sector going forward.
We believe investors need to be selective, and we are staying true to our philosophy of investing in highly innovative therapeutic companies and companies that can improve the standard of care in a cost-effective manner, which has served us well over time.
Log in to your account at troweprice.com for more information.
* Certain mutual fund accounts that are assessed an annual account service fee can also save money by switching to e-delivery.

T. ROWE PRICE Health Sciences Fund
Market Commentary

Dear Shareholder
Nearly all major global stock and bond indexes fell sharply in 2022, as investors contended with persistently high inflation, tightening financial conditions, and slowing economic and corporate earnings growth.
Double-digit losses were common in equity markets around the world, and bond investors also faced a historically tough environment amid a sharp rise in interest rates. Value shares declined but outperformed growth stocks by a considerable margin as equity investors turned risk averse and as rising rates put downward pressure on growth stock valuations. Emerging markets stocks generally underperformed shares in developed markets. Meanwhile, the U.S.
dollar strengthened versus most currencies during the period, which weighed on returns for U.S. investors in international securities.
Within the S&P 500 Index, energy was a rare bright spot, gaining more than
60% as oil prices jumped in response to Russia’s invasion of Ukraine and concerns over commodity supply shortages. Defensive shares, such as utilities, consumer staples, and health care, held up relatively well and finished the year with roughly flat returns. Conversely, communication services, consumer discretionary, and information technology shares suffered the largest declines.
Elevated inflation remained a leading concern for investors throughout the period, although there were signs that price increases were moderating by year-
end. November’s consumer price index data showed headline inflation rising
7.1% on a 12-month basis, the lowest level since December 2021 but still well above the Federal Reserve’s 2% long-term target.
In response to the high inflation readings, global central banks tightened monetary policy, and investors focused on communications from central bank officials on how high rates would have to go. The Fed, which at the end of
2021 had forecast that it would only need to raise interest rates 0.75 percentage point in all of 2022, raised its short-term lending benchmark from near zero in March to a target range of 4.25% to 4.50% by December and indicated that additional hikes are likely.
Bond yields increased considerably across the U.S. Treasury yield curve as the Fed tightened monetary policy, with the yield on the benchmark 10-year
U.S. Treasury note climbing from 1.52% at the start of the period to 3.88% at the end of the year. Significant inversions in the yield curve, which are often considered a warning sign of a coming recession, occurred during the period as shorter-maturity Treasuries experienced the largest yield increases. The

T. ROWE PRICE Health Sciences Fund

sharp increase in yields led to historically weak results across the fixed income market, with the Bloomberg U.S. Aggregate Bond Index delivering its worst year on record. (Bond prices and yields move in opposite directions.)
As the period came to an end, the economic backdrop appeared mixed.
Although manufacturing gauges have drifted toward contraction levels, the U.S.
jobs market remained resilient, and corporate and household balance sheets appeared strong. Meanwhile, the housing market has weakened amid rising mortgage rates.
The past year has been a trying time for investors as few sectors remained untouched by the broad headwinds that markets faced, and volatility may continue in the near term as central banks tighten policy amid slowing economic growth. However, in our view, there continue to be opportunities for selective investors focused on fundamentals. Valuations in most global equity markets have improved markedly, although U.S. equities still appear relatively expensive by historical standards, while bond yields have reached some of the most attractive levels since the 2008 global financial crisis.
We believe this environment makes skilled active management a critical tool for identifying risks and opportunities, and our investment teams will continue to use fundamental research to identify securities that can add value to your portfolio over the long term.
Thank you for your continued confidence in T. Rowe Price.
Sincerely,
Robert Sharps
CEO and President

T. ROWE PRICE Health Sciences Fund
Management’s Discussion of Fund Performance

INVESTMENT OBJECTIVE
The fund seeks long-term capital appreciation.
FUND COMMENTARY
How did the fund perform in the past 12 months?
The Health Sciences Fund returned -12.19% in the 12-month period ended
December 31, 2022. The fund outperformed its benchmark, the Lipper Health/
Biotechnology Funds Index, and the broad equity market as measured by the S&P 500 Index. (Returns for I Class shares varied slightly, reflecting their different fee structure. Past performance cannot guarantee future results .)
What factors influenced the
fund’s performance?
Allocation effects drove
outperformance, while stock
selection detracted. However,
we believe our focus on
bottom-up stock selection
will be the primary long-term
performance driver as shown
in the Growth of $10,000
chart on page 9.
The portfolio’s overweight exposure to services contributed the most to relative returns; stock choices in the group also assisted. Select managed care names such as UnitedHealth Group and Elevance Health added value. The group benefited from strong fundamentals driven by a robust commercial pricing environment, broadly in-line health care utilization trends, and abating political overhangs. Additionally, these are largely U.S. domestic-oriented businesses with strong cash flows that have demonstrated the ability to adjust price and/or benefits in response to cost inflation, which investors have appreciated.
An overweight exposure to larger-cap pharmaceuticals, which benefited from their more defensive characteristics, was another source of relative strength.
Investors’ preference for companies with strong balance sheets and cash flow generation in an environment with persistent inflation and rising interest rates benefited firms such as Merck and Eli Lilly.
PERFORMANCE COMPARISON
Total Return
Periods Ended 12/31/22 6 Months 12 Months
Health Sciences Fund –
.
6.60% -12.19%
Health Sciences Fund–
.
I  Class 6.67 -12.08
S&P 500 Index 2.31 -18.11
Lipper Health/
Biotechnology
Funds Index 10.33 -12.94

T. ROWE PRICE Health Sciences Fund

Conversely, stock picks in the biotechnology subsector detracted. The portfolio’s underweight position in several names that outperformed during the year, mainly due to positive data readouts, weighed on relative returns. Shares of Karuna Therapeutics traded sharply higher following a positive Phase 3 data readout for its potential schizophrenia treatment in early August, which significantly improved the drug’s chances of approval by the U.S. Food and
Drug Administration. Although we added to our position in Karuna before and after the data readout, our underweight allocation hurt performance. While a leadership-change announcement in early December weighed on the stock more recently, we remain constructive on the company as we believe there is a significant amount of upside to be captured in its paradigm-shifting therapy for schizophrenia.
An overweight exposure to life sciences, the worst-performing segment in the benchmark during the year, also lowered relative returns; however, stock selection in the group helped mitigate losses. Growing concerns of a slowdown in COVID-19 vaccine-related demand weighed on larger companies with bioprocessing exposure within the sector, while smaller-cap, more capital-
intensive companies were hurt by rapidly rising interest rates. However, we think the longer-term outlook for the group remains favorable, supported by the ongoing innovation in biopharma.
How is the fund positioned?
From a high level, the areas
that we have always favored
(companies developing
innovative, game-changing
therapies and companies that
are improving the standard
of care in a cost-effective
manner) will remain areas
we focus on because that is
where we think investors can
realize long-term value.
From a subsector perspective,
biotechnology represents the
portfolio’s largest exposure.
While we remain committed
to investing in innovative
companies developing new medicines, we recognize the environment for smaller biotechnology companies has changed, as raising capital has become more difficult. As such, we have set a higher bar for owning nonprofitable
INDUSTRY DIVERSIFICATION
Percent of Net Assets
6/30/22 12/31/22
Biotechnology 25.2% 26.8%
Services 24.3 23.6
Pharmaceuticals 17.3 18.0
Life Sciences 15.8 15.9
Products and Devices 16.6 14.7
Consumer Nondurables 0.6 0.2
Other and Reserves 0.2 0.8
Total 100.0% 100.0%
Historical weightings reflect current industry/sector
classifications.

T. ROWE PRICE Health Sciences Fund

biotechnology companies. Conversely, we have found opportunities to selectively add to larger-cap biotechnology companies with strong research and development capabilities that are profitable and fairly valued given the likelihood that higher interest rates and higher inflation will remain for longer than many expect.
We added to our position in Regeneron Pharmaceuticals, a commercial-stage biotechnology company focused on the development and commercialization of biologic drugs. We believe the recent success of two Phase 3 trials for high-
dose Eylea, an injection indicated to treat a variety of ocular diseases, was a significant step in the life-cycle management of the company’s blockbuster drug. We think the positive readouts substantially extend the revenue runway for the company, and we believe the valuation remains favorable given its now-durable growth profile. Conversely, we eliminated our position in Amgen on strength during the second quarter. While the company has a growing dividend, solid cash flow generation, and a strong internal research and development program, the stock had become more fairly valued in our view, due to investor interest in companies with pharma-like profiles, and we elected to take profits and fund other higher-conviction ideas.
With limited inflation and input cost pressures as well as strong balance sheets and cash flow generation, larger-cap pharmaceuticals have benefited from their more defensive characteristics. Given rising recession uncertainties and the diminished investor appetite for risk-taking, we have modestly increased our exposure to the group. We added shares of Merck, which we believe should be able to drive revenue growth in the medium term with its human papillomavirus vaccine Gardasil, its oncology treatments Lenvima and Lynparza, as well as its animal health business. Merck may also be able to utilize its strong balance sheet and cash flows to finance significant acquisitions and bolster its pipeline. Conversely, we scaled back our position in Pfizer as the stock’s near-term outlook is heavily tied to its COVID portfolio, which remains difficult to forecast.
Within the services subsector, our largest exposure is to the structurally growing managed care industry, where fundamentals remain strong given a favorable commercial pricing environment. Within the space, we have significant positions in UnitedHealth Group, Humana, and Elevance Health.
Regarding Elevance, which was our largest addition in the subsector during the period, we think it offers an attractive mix of company-specific growth drivers at a compelling valuation when considering the company’s room for improving returns and long runway for growth with its Medicaid and Medicare
Advantage businesses.

T. ROWE PRICE Health Sciences Fund

The portfolio is overweight life sciences companies, which develop the platforms, instrumentation, and technology that drives future discovery and the application of drugs and diagnostics. Fundamentals overall remain exceptional.
Within the space, we have core positions in Thermo Fisher Scientific, Danaher, and Agilent Technologies.
What is portfolio management’s outlook?
Macroeconomic factors dominated equity market performance in 2022, with higher interest rates, rising inflation, and growing recessionary fears weighing on investor confidence. While we expect the macroeconomic backdrop to remain challenging in the near term, we maintain an optimistic outlook for the sector going forward.
We are seeing great progress across a number of therapeutic platforms, including oncology, neurology, ophthalmology, and autoimmune and infectious diseases, and the market environment for companies developing innovative therapies remains encouraging. Even with the groundbreaking developments we have seen over the last several years, there is still a strong pipeline for future innovation given the large number of disorders, such as cancer, Alzheimer’s, obesity, and diabetes, affecting large populations in need of improved treatment options. As a result of ongoing scientific advancement and improvement, we believe we are on the cusp of a significant wave of innovation that should lead to meaningful drug launches in the coming years that will cure diseases or dramatically improve quality of life.
Encouragingly, innovation is occurring in companies of all sizes, and we continue to own a well-diversified portfolio of names across the health care landscape. Although we believe investors must remain selective amid this period of near-term uncertainty, we are staying true to our investment philosophy and process.
The views expressed reflect the opinions of T. Rowe Price as of the date of this report and are subject to change based on changes in market, economic, or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

T. ROWE PRICE Health Sciences Fund

RISKS OF GROWTH INVESTING
Growth stocks can be volatile for several reasons. Since these companies usually invest a high portion of earnings in their businesses, they may lack the dividends of value stocks that can cushion stock prices in a falling market. Also, earnings disappointments often lead to sharply falling prices because investors buy growth stocks in anticipation of superior earnings growth.
RISKS OF HEALTH SCIENCES FUND INVESTING
Funds that invest only in specific industries will experience greater volatility than funds investing in a broad range of industries. Companies in the health sciences field are subject to special risks such as increased competition within the health care industry, changes in legislation or government regulations, reductions in government funding, product liability or other litigation, and the obsolescence of popular products.
BENCHMARK INFORMATION
Note: Portions of the mutual fund information contained in this report was supplied by Lipper, a Refinitiv Company, subject to the following:
Copyright 2023 © Refinitiv. All rights reserved. Any copying, republication or redistribution of Lipper content is expressly prohibited without the prior written consent of Lipper. Lipper shall not be liable for any errors or delays in the content, or for any actions taken in reliance thereon.
Note: The S&P 500 Index is a product of S&P Dow Jones Indices LLC, a division of S&P Global, or its affiliates (“SPDJI”) and has been licensed for use by T. Rowe Price. Standard &  Poor’s
®
and S&P
®
 are registered trademarks of
Standard & Poor’s Financial Services LLC, a division of S&P Global (“S&P”);
Dow Jones
®
is a registered trademark of Dow Jones Trademark Holdings LLC
(“Dow Jones”); T. Rowe Price is not sponsored, endorsed, sold or promoted by SPDJI, Dow Jones, S&P, or their respective affiliates, and none of such parties make any representation regarding the advisability of investing in such product(s) nor do they have any liability for any errors, omissions, or interruptions of the S&P 500 Index.

T. ROWE PRICE Health Sciences Fund

PORTFOLIO HIGHLIGHTS
TWENTY-FIVE LARGEST HOLDINGS
Percent of
Net Assets
12/31/22
UnitedHealth Group 8.7%
Thermo Fisher Scientific 5.1
Eli Lilly 4.5
Danaher 3.8
Merck 3.5
AstraZeneca 3.4
Elevance Health 3.2
Regeneron Pharmaceuticals 3.0
Intuitive Surgical 3.0
Stryker 2.3
Pfizer 2.3
Alnylam Pharmaceuticals 2.3
Vertex Pharmaceuticals 2.2
Humana 2.2
Agilent Technologies 2.0
Becton Dickinson & Company 1.8
AbbVie 1.7
Centene 1.7
Argenx 1.7
Molina Healthcare 1.6
Cigna 1.5
Moderna 1.2
Penumbra 0.9
Hologic 0.9
HCA Healthcare 0.9
Total 65.4%
Note: The information shown does not reflect any exchange-traded funds (ETFs), cash reserves, or collateral for securities lending that may be held in the portfolio.

T. ROWE PRICE Health Sciences Fund

GROWTH OF $10,000
This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records).
The result is compared with benchmarks, which include a broad-based market index and may also include a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.
HEALTH SCIENCES FUND
Note: Performance for the I Class share will vary due to its differing fee structure. See the
Average Annual Compound Total Return table.

T. ROWE PRICE Health Sciences Fund

AVERAGE ANNUAL COMPOUND TOTAL RETURN
Periods Ended 12/31/22 1 Year 5 Years 10 Years
Since
Inception
Inception
Date
Health Sciences Fund –
.
-12.19% 11.08% 15.91% – –
Health Sciences Fund–
.
I  Class -12.08 11.21 – 12.77% 3/23/16
The fund’s performance information represents only past performance and is not necessarily an indication of future results. Current performance may be lower or higher than the performance data cited. Share price, principal value, and return will vary, and you may have a gain or loss when you sell your shares. For the most recent month-end performance, please visit our website (troweprice.com) or contact a T. Rowe Price representative at
1 - 800 - 225 - 5132 or, for
0.02
I Class shares, 1-800-638-8790.
This table shows how the fund would have performed each year if its actual (or cumulative)
returns had been earned at a constant rate. Average annual total return figures include changes in principal value, reinvested dividends, and capital gain distributions. Returns do not reflect taxes that the shareholder may pay on fund distributions or the redemption of fund shares. When assessing performance, investors should consider both short- and long-term returns.

T. ROWE PRICE Health Sciences Fund

EXPENSE RATIO
FUND EXPENSE EXAMPLE
As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.
Please note that the fund has two share classes: The original share class (Investor Class)
charges no distribution and service (12b-1) fee, and the I Class shares are also available to institutionally oriented clients and impose no 12b-1 or administrative fee payment. Each share class is presented separately in the table.
Actual Expenses
The first line of the following table (Actual) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information on this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000
= 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid
During Period” to estimate the expenses you paid on your account during this period.
Hypothetical Example for Comparison Purposes
The information on the second line of the table (Hypothetical) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds.
The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.
Health Sciences Fund 0.75%
Health Sciences Fund–I Class 0.65
The expense ratio shown is as of the fund’s most recent prospectus. This number may vary from the expense ratio shown elsewhere in this report because it is based on a different time period and, if applicable, includes acquired fund fees and expenses but does not include fee or expense waivers.

T. ROWE PRICE Health Sciences Fund

Note: T. Rowe Price charges an annual account service fee of $20, generally for accounts with less than $10,000. The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $50,000 or more; accounts electing to receive electronic delivery of account statements, transaction confirmations, prospectuses, and shareholder reports; or accounts of an investor who is a T. Rowe Price Personal Services or Enhanced Personal Services client
(enrollment in these programs generally requires T. Rowe Price assets of at least $250,000).
This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.
You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads.
Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.
HEALTH SCIENCES FUND
Beginning
Account Value
7/1/22
Ending
Account Value
12/31/22
Expenses Paid
During Period*
7/1/22 to 12/31/22
Health Sciences Fund
Actual $1,000.00 $1,066.00 $4.17
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.17   4.08
Health Sciences Fund–I Class
Actual   1,000.00   1,066.70   3.49
Hypothetical (assumes 5%
return before expenses)  1,000.00   1,021.83   3.41
* Expenses are equal to the fund’s annualized expense ratio for the 6-month period, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half year (184), and divided by the days in the year (365) to reflect the half-year period. The annualized expense ratio of the
1
Investor Class was 0.80%, and
the
2
I Class was 0.67%.
FUND EXPENSE EXAMPLE (CONTINUED)

T. ROWE PRICE Health Sciences Fund
Financial Highlights

For a share outstanding throughout each period
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 104.08 $ 98.85 $ 81.43 $ 67.01 $ 70.35
Investment activities
Net investment income (loss)
(1)(2)
(0.09) (0.22) (0.04) —
(3)
0.04
Net realized and unrealized gain/
loss (12.58) 13.21 24.54 19.45 1.02
Total from investment activities (12.67) 12.99 24.50 19.45 1.06
Distributions
Net investment income — — — (0.05) —
Net realized gain (1.59) (7.76) (7.08) (4.98) (4.40)
Total distributions (1.59) (7.76) (7.08) (5.03) (4.40)
NET ASSET VALUE
End of period $ 89.82 $ 104.08 $ 98.85 $ 81.43 $ 67.01

T. ROWE PRICE Health Sciences Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
Investor Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
Ratios/Supplemental Data
Total return
(2)(4)
(12.19)% 13.27% 30.12% 29.11% 1.23%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.80% 0.75% 0.76% 0.76% 0.77%
Net expenses after waivers/
payments by Price Associates 0.80% 0.75% 0.76% 0.76% 0.77%
Net investment income (loss) (0.10)% (0.21)% (0.05)% 0.00% 0.05%
Portfolio turnover rate 28.8% 33.8% 41.7% 38.8% 43.0%
Net assets, end of period (in
millions) $10,235 $17,213 $15,753 $12,649 $10,666
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Amounts round to less than $0.01 per share.
(4)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Health Sciences Fund
Financial Highlights

For a share outstanding throughout each period
The accompanying notes are an integral part of these financial statements.
I Class
.. Year ..
.. Ended .
12/31/22 12/31/21 12/31/20 12/31/19 12/31/18
NET ASSET VALUE
Beginning of period $ 104.05 $ 98.87 $ 81.42 $ 67.00 $ 70.34
Investment activities
Net investment income (loss)
(1)(2)
0.05 (0.11) 0.05 0.08 0.14
Net realized and unrealized gain/
loss (12.60) 13.22 24.57 19.46 1.01
Total from investment activities (12.55) 13.11 24.62 19.54 1.15
Distributions
Net investment income — — — (0.14) —
Net realized gain (1.59) (7.93) (7.17) (4.98) (4.49)
Total distributions (1.59) (7.93) (7.17) (5.12) (4.49)
NET ASSET VALUE
End of period $ 89.91 $ 104.05 $ 98.87 $ 81.42 $ 67.00
Ratios/Supplemental Data
Total return
(2)(3)
(12.08)% 13.40% 30.27% 29.25% 1.35%
Ratios to average net assets:
(2)
Gross expenses before waivers/
payments by Price Associates 0.67% 0.65% 0.65% 0.65% 0.66%
Net expenses after waivers/
payments by Price Associates 0.67% 0.65% 0.65% 0.65% 0.66%
Net investment income (loss) 0.05% (0.10)% 0.06% 0.11% 0.18%
Portfolio turnover rate 28.8% 33.8% 41.7% 38.8% 43.0%
Net assets, end of period (in
thousands) $5,937,842 $2,295,409 $1,679,405 $1,154,768 $835,422
0% 0% 0% 0% 0%
(1)
Per share amounts calculated using average shares outstanding method.
(2)
See Note 6 for details of expense-related arrangements with Price Associates.
(3)
Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions, and payment of no redemption or account fees, if applicable.

T. ROWE PRICE Health Sciences Fund
December 31, 2022

Portfolio of Investments
‡
Shares $ Value
(Cost and value in $000s)
‡
COMMON STOCKS 94.2%
BIOTECHNOLOGY 22.1%
International-Biotechnology 0.0%
Ideaya Biosciences  (1) 134,265 2,440
2,440
Major Biotechnology 4.9%
Biogen (1) 357,689 99,051
BioNTech, ADR  560,841 84,250
Celldex Therapeutics  (1) 628,343 28,005
Exact Sciences  (1) 952,069 47,137
Exact Sciences CMO Milestone, Acquisition Date: 1/6/21,
Cost $—  (1)(2)(3) 3,726,272 1,975
Exact Sciences Expense Fund, Acquisition Date: 1/6/21,
Cost $—  (1)(2)(3) 3,795 4
Exact Sciences FDA Milestone, Acquisition Date: 1/6/21,
Cost $—  (1)(2)(3) 1,863,136 988
Neurocrine Biosciences  (1) 343,178 40,989
Royalty Pharma, Class A  1,671,948 66,075
Seagen  (1) 463,072 59,509
Vertex Pharmaceuticals  (1) 1,254,616 362,308
790,291
Other Biotechnology 17.2%
Aadi Bioscience  (1) 150,289 1,928
ACADIA Pharmaceuticals  (1) 1,177,638 18,748
Acerta Future Payments, EC, Acquisition Date: 6/30/21,
Cost $16,465  (1)(2)(3) 16,465,269 14,440
Adaptive Biotechnologies  (1) 679,353 5,190
ADC Therapeutics  (1) 1,173,088 4,505
Affinivax Expense Fund, Acquisition Date: 9/12/22, Cost $12  (1)
(2)(3) 12,445 12
Affinivax Milestone Event, Acquisition Date: 9/12/22,
Cost $3,454  (1)(2)(3) 7,349,672 4,410
Affinivax Next Gen Prod Mileston Event, Acquisition Date: 9/12/22,
Cost $3,454  (1)(2)(3) 7,349,672 1,617
Agios Pharmaceuticals  (1) 398,930 11,202
Alector  (1) 344,770 3,182
Allakos  966,912 8,141
Allogene Therapeutics  (1) 1,862,898 11,718
Alnylam Pharmaceuticals  (1) 1,534,426 364,656
Apellis Pharmaceuticals  (1) 645,221 33,364
Arvinas  (1) 519,755 17,781
Ascendis Pharma, ADR  (1) 838,598 102,418
Avidity Biosciences  (1) 1,761,822 39,095
BeiGene, ADR  (1) 172,720 37,988

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
Bicycle Therapeutics, ADR  (1) 254,670 7,538
Blueprint Medicines  (1) 1,122,964 49,197
C4 Therapeutics  (1) 444,170 2,621
Centessa Pharmaceuticals, ADR  (1) 891,078 2,762
Cerevel Therapeutics Holdings  (1) 1,633,045 51,506
CRISPR Therapeutics  (1) 260,117 10,574
Cytokinetics  (1) 427,378 19,583
Day One Biopharmaceuticals  (1) 474,062 10,202
Denali Therapeutics  (1) 1,071,059 29,786
DICE Therapeutics  (1) 678,522 21,170
Enanta Pharmaceuticals  (1) 126,726 5,895
Entrada Therapeutics  (1) 667,462 9,024
EQRx  (1) 896,285 2,205
EQRx, Warrants, 12/20/26  (1) 227,520 61
Evotec (EUR)  (1) 389,789 6,341
Exelixis  (1) 2,022,529 32,441
Exscientia, ADR  (1) 192,196 1,024
Fate Therapeutics  (1) 761,472 7,683
Flame Biosciences, Acquisition Date: 9/28/20, Cost $5,500  (1)(2)
(3) 839,721 3,854
F-star Therapeutics  (1) 43,784 277
Generation Bio  (1) 1,783,502 7,009
Genmab (DKK)  (1) 313,129 132,389
Ginkgo Bioworks, Acquisition Date: 9/17/21, Cost $—  (1)(3) 212,706 112
Ginkgo Bioworks, Acquisition Date: 9/17/21, Cost $—  (1)(3) 212,706 102
Ginkgo Bioworks, Acquisition Date: 9/17/21, Cost $—  (1)(3) 212,706 93
Gyroscope Therapeutics, Milestone Payment 1, Acquisition Date:
2/18/22, Cost $5,684  (1)(2)(3) 5,683,928 2,785
Gyroscope Therapeutics, Milestone Payment 2, Acquisition Date:
2/18/22, Cost $3,788  (1)(2)(3) 3,788,007 1,023
Gyroscope Therapeutics, Milestone Payment 3, Acquisition Date:
2/18/22, Cost $3,788  (1)(2)(3) 3,788,007 985
IGM Biosciences  (1) 304,853 5,186
Immuneering, Class A  (1) 1,582,394 7,675
Immunocore Holdings, ADR  (1) 1,055,554 60,241
Incyte  (1) 887,613 71,293
Insmed  (1) 2,406,290 48,078
Intellia Therapeutics  (1) 382,509 13,346
Invivyd  (1) 288,950 433
Ionis Pharmaceuticals  (1) 1,181,634 44,630
Iovance Biotherapeutics  (1) 1,231,161 7,867
IVERIC bio  (1) 1,835,482 39,298
Karuna Therapeutics  (1) 601,875 118,269
Kodiak Sciences  (1) 311,256 2,229
Kronos Bio  (1) 111,866 181
Kymera Therapeutics  (1) 775,316 19,352

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
LianBio, ADR  (1) 2,115,865 3,470
Longboard Pharmaceuticals  (1) 502,243 1,587
Lyell Immunopharma  (1) 1,295,155 4,494
MeiraGTx Holdings  (1) 207,581 1,353
Mirati Therapeutics  (1) 584,574 26,487
Moderna  (1) 1,045,625 187,815
Monte Rosa Therapeutics  (1) 1,153,343 8,777
MoonLake Immunotherapeutics  (1) 678,545 7,125
Morphic Holding  (1) 185,013 4,949
Novocure  (1) 1,176,250 86,278
Nurix Therapeutics  (1) 274,027 3,009
Prelude Therapeutics  (1) 181,040 1,094
Prime Medicine, Acquisition Date: 4/19/21, Cost $7,119  (1)(3) 522,748 9,227
Progenic Pharmaceuticals, CVR  (1)(2) 842,223 969
Prothena  (1) 649,910 39,157
PTC Therapeutics  (1) 203,485 7,767
RAPT Therapeutics  (1) 680,443 13,473
Regeneron Pharmaceuticals  (1) 681,567 491,744
REGENXBIO  (1) 108,057 2,451
Relay Therapeutics  (1) 1,045,229 15,616
Repligen  (1) 215,920 36,557
Replimune Group  (1) 1,354,276 36,836
REVOLUTION Medicines  (1) 1,007,238 23,992
Rocket Pharmaceuticals  (1) 468,255 9,164
Sage Therapeutics  (1) 550,322 20,989
Sana Biotechnology  (1) 1,608,120 6,352
Sarepta Therapeutics  (1) 456,820 59,195
Scholar Rock, Warrants, 12/31/25, Acquisition Date: 6/17/22,
Cost $—  (1)(3) 151,540 769
Scholar Rock Holding  (1) 1,843,863 16,687
SpringWorks Therapeutics  (1) 159,530 4,149
Stoke Therapeutics  (1) 255,805 2,361
Tenaya Therapeutics  (1) 1,170,563 2,353
Theseus Pharmaceuticals  (1) 1,009,115 5,025
Ultragenyx Pharmaceutical  (1) 1,346,360 62,377
Vividion Therapeutics, Milestone Payment, Acquisition Date:
8/25/21, Cost $—  (1)(2)(3) 2,328,482 1,049
Vividion Therapeutics, Milestone Payment, Acquisition Date:
8/25/21, Cost $—  (1)(2)(3) 1,746,361 829
Vividion Therapeutics, Milestone Payment 3, Acquisition Date:
8/25/21, Cost $—  (1)(2)(3) 1,746,361 747
Xencor  (1) 762,860 19,865
Zai Lab, ADR  (1) 438,090 13,449

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
Zentalis Pharmaceuticals  (1) 582,982 11,741
2,788,043
Total Biotechnology 3,580,774
CONSUMER NONDURABLES 0.0%
Healthcare Services 0.0%
Capsule, Acquisition Date: 4/7/21, Cost $12,365  (1)(2)(3) 853,213 2,501
Total Consumer Nondurables 2,501
LIFE SCIENCES 13.1%
Life Sciences 13.1%
Agilent Technologies  2,165,312 324,039
Bio-Techne  437,137 36,230
Bruker  1,913,218 130,768
Danaher  2,316,190 614,763
Dynamics Special Purpose, Acquisition Date: 12/20/21,
Cost $—  (1)(3) 115,996 155
Ginkgo Bioworks Holdings, Class A  (1) 2,329,124 3,936
Mettler-Toledo International  (1) 50,097 72,413
Olink Holding, ADR  (1) 1,944,081 49,341
Pacific Biosciences of California  (1) 2,592,999 21,211
Quanterix  (1) 114,664 1,588
Rapid Micro Biosystems, Class A  (1) 583,246 659
Seer  (1) 939,085 5,447
Senti Biosciences  (1) 1,266,785 1,786
SomaLogic, Warrants, 8/31/26  (1) 103,068 41
SomaLogic, Earn Out Shares $20, Acquisition Date: 9/2/21,
Cost $—  (1)(3) 3,873,442 14
Thermo Fisher Scientific  1,503,088 827,736
Twist Bioscience  (1) 298,281 7,102
Waters  (1) 64,820 22,206
Total Life Sciences 2,119,435
MISCELLANEOUS 0.0%
Miscellaneous 0.0%
Health Sciences Acquisitions Corp 2  (1) 562,163 5,616
Total Miscellaneous 5,616
PHARMACEUTICALS 16.9%
Major Pharmaceuticals 16.9%
AbbVie  1,721,272 278,175
AstraZeneca, ADR  7,999,227 542,348
Daiichi Sankyo (JPY)  3,945,400 126,989
Eli Lilly  1,981,704 724,987
Merck  5,109,928 566,946
Pfizer  7,123,092 364,987

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
Roche Holding (CHF)  392,064 123,201
Total Pharmaceuticals 2,727,633
PRODUCTS & DEVICES 16.1%
Capital Equipment 0.5%
GE HealthCare Technologies  (1) 177,056 10,337
PROCEPT BioRobotics  (1) 668,997 27,790
STERIS  223,989 41,368
79,495
Implants 8.1%
Becton Dickinson & Company  1,138,233 289,453
Intuitive Surgical  (1) 1,809,297 480,097
iRhythm Technologies  (1) 180,858 16,941
Stryker  1,500,949 366,967
Teleflex  310,808 77,587
Verily Life Sciences, Series B, Acquisition Date: 1/23/19,
Cost $13,998  (1)(2)(3) 113,564 17,108
Zimmer Biomet Holdings  447,573 57,066
1,305,219
Other Products & Devices 7.5%
10X Genomics, Class A  (1) 1,243,729 45,322
Argenx, ADR  (1) 708,841 268,530
Avantor  (1) 4,213,720 88,867
Burning Rock Biotech, ADR  (1) 187,049 421
Catalent  (1) 958,897 43,160
Cooper  108,118 35,751
Dexcom  (1) 1,148,997 130,113
Hologic  (1) 1,954,618 146,225
Inari Medical  (1) 382,006 24,280
Insulet  (1) 432,380 127,288
Lantheus Holdings  (1) 126,300 6,436
Nevro  (1) 176,893 7,005
Pax Labs, Class A, Acquisition Date: 4/18/19, Cost $31,622  (1)(2)
(3) 8,397,988 5,543
Penumbra (1) 667,835 148,567
Saluda Medical, Warrants, 1/1/23, Acquisition Date: 1/20/22,
Cost $—  (1)(2)(3) 207,185 —
Shockwave Medical  (1) 551,682 113,431
Warby Parker, Class A  (1) 1,562,906 21,084
1,212,023
Total Products & Devices 2,596,737

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
SERVICES 21.8%
Distribution 0.1%
Option Care Health  (1) 622,214 18,722
18,722
Information 0.9%
Doximity, Class A  (1) 1,255,648 42,140
Sema4 Holdings  (1) 1,150,482 303
Sema4 Holdings, Warrants, 7/22/26  (1) 236,011 4
Sophia Genetics  (1) 635,323 1,309
Veeva Systems, Class A  (1) 579,779 93,565
137,321
Other Services 0.9%
Certara (1) 461,617 7,418
Elanco Animal Health  (1) 625,900 7,648
Guardant Health  (1) 1,092,484 29,716
West Pharmaceutical Services  348,364 81,987
Wuxi Biologics Cayman (HKD)  (1) 3,159,500 23,930
150,699
Payors 18.8%
Alignment Healthcare  (1) 1,216,902 14,311
Centene  (1) 3,321,294 272,379
Cigna  711,926 235,890
Elevance Health  995,033 510,422
Humana  701,570 359,337
Molina Healthcare  (1) 759,446 250,784
UnitedHealth Group  2,644,430 1,402,024
3,045,147
Providers 1.1%
agilon health  (1) 462,354 7,462
HCA Healthcare  608,498 146,015
Oak Street Health  (1) 512,163 11,017
Surgery Partners  (1) 322,715 8,991
173,485
Total Services 3,525,374
Total Miscellaneous Common Stocks  4.2%  (4) 672,525
Total Common Stocks (Cost $7,580,839) 15,230,595

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
CONVERTIBLE PREFERRED STOCKS 4.4%
BIOTECHNOLOGY 1.4%
Other Biotechnology 1.4%
Arbor Bio, Series B, Acquisition Date: 10/29/21, Cost $8,828  (1)
(2)(3) 532,759 8,828
Chroma Medicine, Series A, Acquisition Date: 10/12/21,
Cost $11,040  (1)(2)(3)(5) 5,207,526 11,040
Delfi Diagnostics, Series A, Acquisition Date: 1/12/21-4/7/22,
Cost $7,107  (1)(2)(3) 3,426,868 16,605
Delfi Diagnostics, Series B, Acquisition Date: 6/10/22,
Cost $8,980  (1)(2)(3) 1,853,138 8,980
Eikon Therapeutics, Series B, Acquisition Date: 12/3/21,
Cost $18,021  (1)(2)(3) 1,018,820 18,022
EndeavorBio, Series B, Acquisition Date: 1/21/22, Cost $8,808  (1)
(2)(3) 1,867,734 8,808
FOG Pharma, Acquisition Date: 11/17/22, Cost $6,621  (1)(2)(3) 615,203 6,621
FOG Pharma, Series C, Acquisition Date: 1/11/21-8/2/21,
Cost $6,251  (1)(2)(3) 431,391 4,643
Generate Bio, Series B, Acquisition Date: 9/2/21, Cost $22,096  (1)
(2)(3) 1,864,632 22,096
Genesis Therapeutics, Series A, Acquisition Date: 11/24/20,
Cost $4,236  (1)(2)(3) 829,412 4,236
Insitro, Series B, Acquisition Date: 5/21/20, Cost $5,505  (1)(2)(3) 883,580 16,162
Insitro, Series C, Acquisition Date: 4/7/21, Cost $10,762  (1)(2)(3) 588,382 10,762
Laronde, Series B, Acquisition Date: 7/28/21, Cost $32,757  (1)(2)
(3) 1,169,887 6,551
Nutcracker Therapeutics, Series C, Acquisition Date: 8/27/21,
Cost $11,050  (1)(2)(3) 1,027,785 11,050
Odyssey Therapeutics, Series B, Acquisition Date: 5/13/22,
Cost $7,048  (1)(2)(3) 1,115,915 7,048
Ring Therapeutics, Acquisition Date: 10/7/22, Cost $4,414  (1)(2)
(3) 479,818 4,414
Ring Therapeutics, Series B, Acquisition Date: 4/12/21,
Cost $9,004  (1)(2)(3) 978,705 9,004
SalioGen Therapeutics, Series B, Acquisition Date: 12/10/21,
Cost $11,024  (1)(2)(3) 104,129 11,024
Scribe Therapeutics, Series B, Acquisition Date: 3/17/21,
Cost $6,219  (1)(2)(3) 1,027,755 6,219
Sionna Therapeutics, Series B, Acquisition Date: 2/2/22,
Cost $5,284  (1)(2)(3) 541,277 5,284
Tessera Therapeutics, Series C, Acquisition Date: 2/25/22,
Cost $7,915  (1)(2)(3) 387,032 7,915
Treeline Bioscience, Series A, Acquisition Date: 4/9/21-9/26/22,
Cost $18,552  (1)(2)(3) 2,370,150 18,552
Total Biotechnology 223,864

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
CONSUMER NONDURABLES 0.2%
Healthcare Services 0.2%
Color Health, Series D, Acquisition Date: 12/17/20,
Cost $11,180  (1)(2)(3) 296,922 12,144
Color Health, Series D-1, Acquisition Date: 1/13/20,
Cost $9,358  (1)(2)(3) 438,696 17,942
Color Health, Series E, Acquisition Date: 10/26/21, Cost $4,414  (1)
(2)(3) 44,149 1,806
Total Consumer Nondurables 31,892
LIFE SCIENCES 1.1%
Life Sciences 1.1%
Cellanome, Series A, Acquisition Date: 12/30/21, Cost $11,023  (1)
(2)(3)(5) 1,993,387 13,874
Chromacode, Series D-1, Acquisition Date: 2/28/22,
Cost $2,202  (1)(2)(3) 3,137,582 2,040
Chromacode, Series D-2, Acquisition Date: 2/28/22,
Cost $2,202  (1)(2)(3) 2,605,184 1,693
Clear Labs, Series C, Acquisition Date: 5/13/21, Cost $13,294  (1)
(2)(3) 3,830,773 13,294
DNA Script, Series C, Acquisition Date: 12/16/21, Cost $21,371
(EUR)  (1)(2)(3) 25,201 20,232
Element Biosciences, Series C, Acquisition Date: 6/21/21,
Cost $17,704  (1)(2)(3) 861,217 17,704
Inscripta, Series E, Acquisition Date: 3/30/21, Cost $12,829  (1)(2)
(3) 1,452,941 8,107
Lumicks Tech, Series D, Acquisition Date: 4/14/21,
Cost $8,875  (1)(2)(3) 4,954 9,585
National Resilience, Series B, Acquisition Date: 10/23/20,
Cost $16,458  (1)(2)(3) 1,204,832 73,170
National Resilience, Series C, Acquisition Date: 6/9/21,
Cost $18,957  (1)(2)(3) 426,855 25,923
Total Life Sciences 185,622
PRODUCTS & DEVICES 0.3%
Capital Equipment 0.1%
Reflexion Medical, Series C, Acquisition Date: 4/3/18,
Cost $4,243  (1)(2)(3) 2,507,885 5,945
Reflexion Medical, Series D, Acquisition Date: 4/3/20,
Cost $2,142  (1)(2)(3) 1,123,437 2,663
Reflexion Medical, Series E, Acquisition Date: 3/1/22,
Cost $4,403  (1)(2)(3) 1,857,286 4,403
13,011
Implants 0.1%
Kardium, Series D-5, Acquisition Date: 11/29/18, Cost $8,574  (1)
(2)(3)(5) 8,849,057 8,989

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
Kardium, Series D-6, Acquisition Date: 1/8/21, Cost $12,516  (1)
(2)(3)(5) 12,320,393 12,516
21,505
Other Products & Devices 0.1%
Saluda Medical, Series D, Acquisition Date: 1/20/22,
Cost $8,809  (1)(2)(3) 690,617 8,809
8,809
Total Products & Devices 43,325
SERVICES 1.4%
Information 0.0%
Cleerly, Series C, Acquisition Date: 7/8/22, Cost $6,904  (1)(2)(3) 586,029 6,904
6,904
Other Services 1.3%
Caris Life Sciences, Series C, Acquisition Date: 8/14/20,
Cost $10,374  (1)(2)(3) 3,758,668 24,732
Caris Life Sciences, Series D, Acquisition Date: 5/11/21,
Cost $18,471  (1)(2)(3) 2,280,334 15,005
Freenome Holdings, Series B, Acquisition Date: 6/24/19,
Cost $7,103  (1)(2)(3) 1,558,570 18,189
Freenome Holdings, Series C, Acquisition Date: 8/14/20,
Cost $6,139  (1)(2)(3) 928,231 10,832
Freenome Holdings, Series D, Acquisition Date: 11/22/21,
Cost $3,971  (1)(2)(3) 526,504 6,144
PrognomIQ, Series A-4, Acquisition Date: 11/15/19,
Cost $1,356  (1)(2)(3)(5) 593,540 1,816
PrognomIQ, Series A-5, Acquisition Date: 5/12/20, Cost $1,174  (1)
(2)(3)(5) 513,797 1,572
PrognomIQ, Series B, Acquisition Date: 9/11/20, Cost $8,533  (1)
(2)(3)(5) 3,734,140 11,427
PrognomIQ, Series C, Acquisition Date: 2/16/22, Cost $3,498  (1)
(2)(3)(5) 1,143,244 3,498
Tempus Labs, Series D, Acquisition Date: 3/16/18, Cost $8,876  (1)
(2)(3) 946,886 55,753
Tempus Labs, Series E, Acquisition Date: 8/23/18,
Cost $10,607  (1)(2)(3) 633,505 38,289
Tempus Labs, Series F, Acquisition Date: 4/30/19, Cost $4,279  (1)
(2)(3) 172,826 10,584
Tempus Labs, Series G, Acquisition Date: 2/6/20, Cost $4,285  (1)
(2)(3) 111,715 6,924
Tempus Labs, Series G-2, Acquisition Date: 11/19/20,
Cost $6,720  (1)(2)(3) 117,271 6,592
211,357

T. ROWE PRICE Health Sciences Fund

Shares $ Value
(Cost and value in $000s)
‡
Providers 0.1%
Honor Technology, Series D, Acquisition Date: 10/16/20,
Cost $7,540  (1)(2)(3) 3,130,941 7,201
Honor Technology, Series E, Acquisition Date: 9/29/21,
Cost $6,626  (1)(2)(3) 2,095,807 4,821
12,022
Total Services 230,283
Total Convertible Preferred Stocks (Cost $538,531) 714,986
PREFERRED STOCKS 0.6%
LIFE SCIENCES 0.6%
Life Sciences 0.6%
Sartorius (EUR)  240,070 94,798
Total Life Sciences 94,798
Total Preferred Stocks (Cost $46,391) 94,798
SHORT-TERM INVESTMENTS 1.0%
Money Market Funds 1.0%
T. Rowe Price Government Reserve Fund, 4.30%  (5)(6) 158,975,596 158,976
Total Short-Term Investments (Cost $158,976) 158,976
Total Investments in Securities
100.2% of Net Assets
(Cost $8,324,737) $ 16,199,355
‡ Shares are denominated in U.S. dollars unless otherwise noted.
(1) Non-income producing
(2) See Note 2. Level 3 in fair value hierarchy.
(3) Security cannot be offered for public resale without first being registered under the Securities Act of 1933 and related rules ("restricted security"). Acquisition date represents the day on which an enforceable right to acquire such security is obtained and is presented along with related cost in the security description.
The fund may have registration rights for certain restricted securities. Any costs related to such registration are generally borne by the issuer. The aggregate value of restricted securities (excluding 144A holdings) at period end amounts to
$785,328 and represents 4.9% of net assets.
(4) The identity of certain securities has been concealed to protect the fund while it completes a purchase or selling program for the securities.
(5) Affiliated Companies
(6) Seven-day yield

T. ROWE PRICE Health Sciences Fund

ADR American Depositary Receipts
CHF Swiss Franc
CVR Contingent Value Rights
DKK Danish Krone
EC Escrow CUSIP; represents a beneficial interest in a residual pool of assets; the amount and timing of future distributions, if any, is uncertain; when presented, interest rate and maturity date are those of the original security.
EUR Euro
HKD Hong Kong Dollar
JPY Japanese Yen

T. ROWE PRICE Health Sciences Fund

AFFILIATED COMPANIES
($000s)
The fund may invest in certain securities that are considered affiliated companies. As defined by the
1940 Act, an affiliated company is one in which the fund owns 5% or more of the outstanding voting securities, or a company that is under common ownership or control. The following securities were considered affiliated companies for all or some portion of the year ended December 31, 2022. Net realized gain (loss), investment income, change in net unrealized gain/loss, and purchase and sales cost reflect all activity for the period then ended.
Affiliate
Net Realized
Gain (Loss)
Change in Net
Unrealized
Gain/Loss
Investment
Income
Cellanome, Series A  $ — $ 2,851 $ —
Chroma Medicine, Series A  — — —
Immuneering, Class A  (1,127) (6,145) —
Kardium, Series D-5  — — —
Kardium, Series D-6  — — —
PrognomIQ, Series A-4  — 459 —
PrognomIQ, Series A-5  — 398 —
PrognomIQ, Series B  — 2,894 —
PrognomIQ, Series C  — — —
SomaLogic, Warrants, 8/31/26  (22) (305) —
SomaLogic, Earn Out Shares $20  — (368) —
Treeline Bioscience, Series A  — — —
T. Rowe Price Government Reserve Fund, 4.30% — — 385
Affiliates not held at period end (4,554) (29,640) —
Totals $ (5,703)# $ (29,856) $ 385+

T. ROWE PRICE Health Sciences Fund

The accompanying notes are an integral part of these financial statements.
AFFILIATED COMPANIES (CONTINUED)
($000s)
Supplementary Investment Schedule
Affiliate
Value
12/31/21
Purchase
Cost
Sales
Cost
Value
12/31/22
Cellanome, Series A  $ 11,023 $ — $ — $ 13,874
Chroma Medicine, Series A  11,040 — — 11,040
Immuneering, Class A  * 9,467 2,140 *
Kardium, Series D-5  8,989 — — 8,989
Kardium, Series D-6  12,516 — — 12,516
PrognomIQ, Series A-4  1,357 — — 1,816
PrognomIQ, Series A-5  1,174 — — 1,572
PrognomIQ, Series B  8,533 — — 11,427
PrognomIQ, Series C  — 3,498 — 3,498
SomaLogic  14,966 15,668 28,159 —
SomaLogic, Warrants, 8/31/26  372 — 26 *
SomaLogic, Class B  42,833 — 15,668 —
SomaLogic, Earn Out Shares
$20  382 — — *
Treeline Bioscience, Series A  * 11,332 — *
T. Rowe Price Government
Reserve Fund, 4.30% 12,084   ¤   ¤ 158,976
Total $ 223,708^
# Capital gain distributions from underlying Price funds represented $0 of the net realized gain
(loss).
+ Investment income comprised $385 of dividend income and $0 of interest income.
¤ Purchase and sale information not shown for cash management funds.
^ The cost basis of investments in affiliated companies was $216,690.
* On the date indicated, issuer was held but not considered an affiliated company.

T. ROWE PRICE Health Sciences Fund
December 31, 2022
Statement of Assets and Liabilities

($000s, except shares and per share amounts)
The accompanying notes are an integral part of these financial statements.
Assets
Investments in securities, at value (cost $8,324,737) $ 16,199,355
Receivable for investment securities sold 19,602
Receivable for shares sold 9,592
Dividends receivable 6,753
Foreign currency (cost $590) 599
Other assets 5,302
Total assets 16,241,203
Liabilities
Payable for shares redeemed 39,430
Payable for investment securities purchased 17,387
Investment management fees payable 8,914
Due to affiliates 796
Payable to directors 10
Other liabilities 1,675
Total liabilities 68,212
NET ASSETS $ 16,172,991
Net Assets Consist of:
Total distributable earnings (loss) $ 7,680,227
Paid-in capital applicable to 179,996,928 shares of $0.0001
par value capital stock outstanding; 1,000,000,000 shares
authorized 8,492,764
NET ASSETS $ 16,172,991
NET ASSET VALUE PER SHARE
Investor Class
($10,235,148,927 / 113,952,879 shares outstanding) $ 89.82
I Class
($5,937,842,426 / 66,044,049 shares outstanding) $ 89.91

T. ROWE PRICE Health Sciences Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Investment Income (Loss)
Income
Dividend (net of foreign taxes of $1,385) $ 115,915
Other 9
Total income 115,924
Expenses
Investment management 103,891
Shareholder servicing
Investor Class $ 17,099
I Class 1,254 18,353
Prospectus and shareholder reports
Investor Class 341
I Class 46 387
Custody and accounting 586
Legal and audit 292
Registration 216
Directors 43
Miscellaneous 438
Total expenses 124,206
Net investment loss (8,282)

T. ROWE PRICE Health Sciences Fund
Statement of Operations

($000s)
The accompanying notes are an integral part of these financial statements.
Year
Ended
12/31/22
Realized and Unrealized Gain / Loss –
Net realized gain (loss)
Securities (13,937)
Foreign currency transactions (660)
Net realized loss (14,597)
Change in net unrealized gain / loss
Securities (2,384,200)
Other assets and liabilities denominated in foreign currencies (61)
Change in net unrealized gain / loss (2,384,261)
Net realized and unrealized gain / loss (2,398,858)
DECREASE IN NET ASSETS FROM OPERATIONS
$ (2,407,140)

T. ROWE PRICE Health Sciences Fund
Statement of Changes in Net Assets

($000s)
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Increase (Decrease) in Net Assets
Operations
Net investment loss $ (8,282) $ (37,152)
Net realized gain (loss) (14,597) 1,251,022
Change in net unrealized gain / loss (2,384,261) 1,085,757
Increase (decrease) in net assets from operations (2,407,140) 2,299,627
Distributions to shareholders
Net earnings
Investor Class (179,171) (1,202,597)
I Class (103,404) (161,546)
Decrease in net assets from distributions (282,575) (1,364,143)
Capital share transactions
*
Shares sold
Investor Class 1,236,166 1,935,820
I Class 4,332,246 667,635
Distributions reinvested
Investor Class 172,182 1,144,471
I Class 97,063 155,182
Shares redeemed
Investor Class (5,916,581) (2,473,973)
I Class (567,212) (287,745)
Increase (decrease) in net assets from capital share
transactions (646,136) 1,141,390

T. ROWE PRICE Health Sciences Fund
Statement of Changes in Net Assets

($000s)
The accompanying notes are an integral part of these financial statements.
Year . . . . . . . . . . . . . . . .
Ended . . . . . . . . . . . . . . . .
12/31/22 12/31/21
Net Assets
Increase (decrease) during period (3,335,851) 2,076,874
Beginning of period 19,508,842 17,431,968
End of period $ 16,172,991 $ 19,508,842
*Share information (000s)
Shares sold
Investor Class 13,681 18,329
I Class 49,285 6,269
Distributions reinvested
Investor Class 1,895 11,183
I Class 1,067 1,517
Shares redeemed
Investor Class (67,007) (23,488)
I Class (6,369) (2,712)
Increase (decrease) in shares outstanding (7,448) 11,098

T. ROWE PRICE Health Sciences Fund
NOTES TO FINANCIAL STATEMENTS

T. Rowe Price Health Sciences Fund, Inc. (the fund) is registered under the Investment
Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The fund seeks long-term capital appreciation. The fund has two classes of shares: the Health Sciences Fund (Investor Class) and the Health Sciences Fund–I Class
(I Class). I Class shares require a $500,000 initial investment minimum, although the minimum generally is waived or reduced for financial intermediaries, eligible retirement plans, and certain other accounts. Prior to November 15, 2021, the initial investment minimum was $1 million and was generally waived for financial intermediaries, eligible retirement plans, and other certain accounts. As a result of the reduction in the I Class minimum, certain assets transferred from the Investor Class to the I Class. This transfer of shares from Investor Class to I Class is reflected in the Statement of Changes in
Net Assets within the Capital shares transactions as Shares redeemed and Shares sold, respectively. Each class has exclusive voting rights on matters related solely to that class;
separate voting rights on matters that relate to both classes; and, in all other respects, the same rights and obligations as the other class.
NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES
Basis of Preparation  The fund is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting
Standards Codification Topic 946 (ASC 946). The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the
United States of America (GAAP), including, but not limited to, ASC 946. GAAP requires the use of estimates made by management. Management believes that estimates and valuations are appropriate; however, actual results may differ from those estimates, and the valuations reflected in the accompanying financial statements may differ from the value ultimately realized upon sale or maturity.
Investment Transactions, Investment Income, and Distributions Investment
transactions are accounted for on the trade date basis. Income and expenses are recorded on the accrual basis. Realized gains and losses are reported on the identified cost basis. Income tax-related interest and penalties, if incurred, are recorded as income tax expense. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the asset received. Proceeds from litigation payments, if any, are included in either net realized gain (loss) or change

T. ROWE PRICE Health Sciences Fund

in net unrealized gain/loss from securities. Distributions to shareholders are recorded on the ex-dividend date. Income distributions, if any, are declared and paid by each class annually. A capital gain distribution, if any, may also be declared and paid by the fund annually.
Currency Translation  Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against
U.S. dollars as provided by an outside pricing service. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the respective date of such transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is not bifurcated from the portion attributable to changes in market prices.
Class Accounting  Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.
Capital Transactions  Each investor’s interest in the net assets of the fund is represented by fund shares. The fund’s net asset value (NAV) per share is computed at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day the NYSE is open for business. However, the NAV per share may be calculated at a time other than the normal close of the NYSE if trading on the NYSE is restricted, if the NYSE closes earlier, or as may be permitted by the SEC. Purchases and redemptions of fund shares are transacted at the next-computed NAV per share, after receipt of the transaction order by
T. Rowe Price Associates, Inc., or its agents.
New Accounting Guidance  In June 2022, the FASB issued Accounting Standards
Update (ASU), ASU 2022-03, Fair Value Measurement (Topic 820) – Fair Value
Measurement of Equity Securities Subject to Contractual Sale Restrictions, which clarifies that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, is not considered in measuring fair value. The amendments under this ASU are effective for fiscal years beginning after December 15, 2023; however, the fund opted to early adopt, as permitted, effective December 1, 2022. Adoption of the guidance did not have a material impact on the fund's financial  statements.
Indemnification  In the normal course of business, the fund may provide indemnification in connection with its officers and directors, service providers, and/or private company investments. The fund’s maximum exposure under these arrangements is unknown; however, the risk of material loss is currently considered to be remote.

T. ROWE PRICE Health Sciences Fund

NOTE 2 - VALUATION
Fair Value   The fund’s financial instruments are valued at the close of the NYSE and are reported at fair value, which GAAP defines as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fund’s Board of Directors (the Board) has designated
T. Rowe Price Associates, Inc. as the fund’s valuation designee (Valuation Designee).
Subject to oversight by the Board, the Valuation Designee performs the following functions in performing fair value determinations: assesses and manages valuation risks; establishes and applies fair value methodologies; tests fair value methodologies;
and evaluates pricing vendors and pricing agents. The duties and responsibilities of the Valuation Designee are performed by its Valuation Committee. The Valuation
Designee provides periodic reporting to the Board on valuation matters.
Various valuation techniques and inputs are used to determine the fair value of financial instruments. GAAP establishes the following fair value hierarchy that categorizes the inputs used to measure fair value:
Level 1 – quoted prices (unadjusted) in active markets for identical financial instruments that the fund can access at the reporting date
Level 2 – inputs other than Level 1 quoted prices that are observable, either directly or indirectly (including, but not limited to, quoted prices for similar financial instruments in active markets, quoted prices for identical or similar financial instruments in inactive markets, interest rates and yield curves, implied volatilities, and credit spreads)
Level 3 – unobservable inputs (including the Valuation Designee’s assumptions in determining fair value)
Observable inputs are developed using market data, such as publicly available information about actual events or transactions, and reflect the assumptions that market participants would use to price the financial instrument. Unobservable inputs are those for which market data are not available and are developed using the best information available about the assumptions that market participants would use to price the financial instrument. GAAP requires valuation techniques to maximize the use of relevant observable inputs and minimize the use of unobservable inputs. When multiple inputs are used to derive fair value, the financial instrument is assigned to the level within the fair value hierarchy based on the lowest-level input that is significant to the fair value of the financial instrument. Input levels are not necessarily an indication of the risk or liquidity associated with financial instruments at that level but rather the degree of judgment used in determining those values.

T. ROWE PRICE Health Sciences Fund

Valuation Techniques  Equity securities, including exchange-traded funds, listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made. OTC Bulletin Board securities are valued at the mean of the closing bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the closing bid and asked prices for domestic securities and the last quoted sale or closing price for international securities.
The last quoted prices of non-U.S. equity securities may be adjusted to reflect the fair value of such securities at the close of the NYSE, if the Valuation Designee determines that developments between the close of a foreign market and the close of the NYSE will affect the value of some or all of the fund’s portfolio securities. Each business day, the Valuation Designee uses information from outside pricing services to evaluate the quoted prices of portfolio securities and, if appropriate, decide whether it is necessary to adjust quoted prices to reflect fair value by reviewing a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. The Valuation Designee uses outside pricing services to provide it with quoted prices and information to evaluate or adjust those prices.
The Valuation Designee cannot predict how often it will use quoted prices and how often it will determine it necessary to adjust those prices to reflect fair value.
Investments in mutual funds are valued at the mutual fund’s closing NAV per share on the day of valuation. Assets and liabilities other than financial instruments, including short-term receivables and payables, are carried at cost, or estimated realizable value, if less, which approximates fair value.
Investments for which market quotations are not readily available or deemed unreliable are valued at fair value as determined in good faith by the Valuation Designee. The
Valuation Designee has adopted methodologies for determining the fair value of investments for which market quotations are not readily available or deemed unreliable, including the use of other pricing sources. Factors used in determining fair value vary by type of investment and may include market or investment specific considerations.
The Valuation Designee typically will afford greatest weight to actual prices in arm’s length transactions, to the extent they represent orderly transactions between market participants, transaction information can be reliably obtained, and prices are deemed representative of fair value. However, the Valuation Designee may also consider other valuation methods such as market-based valuation multiples; a discount or premium from market value of a similar, freely traded security of the same issuer; discounted cash

T. ROWE PRICE Health Sciences Fund

flows; yield to maturity; or some combination. Fair value determinations are reviewed on a regular basis. Because any fair value determination involves a significant amount of judgment, there is a degree of subjectivity inherent in such pricing decisions. Fair value prices determined by the Valuation Designee could differ from those of other market participants, and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.
Valuation Inputs   The following table summarizes the fund’s financial instruments, based on the inputs used to determine their fair values on December 31, 2022 (for further detail by category, please refer to the accompanying Portfolio of Investments):
Following is a reconciliation of the fund’s Level 3 holdings for the year ended
December 31, 2022. Gain (loss) reflects both realized and change in unrealized gain/
loss on Level 3 holdings during the period, if any, and is included on the accompanying
Statement of Operations. The change in unrealized gain/loss on Level 3 instruments held at December 31, 2022, totaled $(54,912,000) for the year ended December 31, 2022.
o
In accordance with GAAP, the following table provides quantitative information about significant unobservable inputs used to determine the fair valuations of the fund’s
Level 3 assets, by class of financial instrument. Because the Valuation Designee considers
($000s)
Level 1 Level 2 Level 3 Total Value
Assets
Common Stocks $ 14,720,053 $ 449,703 $ 60,839 $ 15,230,595
Convertible Preferred Stocks — — 714,986 714,986
Preferred Stocks — 94,798 — 94,798
Short-Term Investments 158,976 — — 158,976
Total $ 14,879,029 $ 544,501 $ 775,825 $ 16,199,355
($000s)
Beginning
Balance
12/31/21
Gain (Loss)
During
Period
Total
Purchases Total Sales
Ending
Balance
12/31/22
Investment in Securities
Common Stocks $ 58,155 $ (20,956) $ 32,547 $ (8,907) $ 60,839
Convertible Preferred Stocks 706,485 2,198 91,063 (84,760) 714,986
Total $ 764,640 $ (18,758) $ 123,610 $ (93,667) $ 775,825

T. ROWE PRICE Health Sciences Fund

a wide variety of factors and inputs, both observable and unobservable, in determining fair values, the unobservable inputs presented do not reflect all inputs significant to the fair value determination.
Investments in
Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Common
Stocks
$ 60,839 Recent
comparable
transaction
price(s)
—# —# —# —#
Discount for
uncertainty
5% - 78% 55% Decrease
Market
comparable
Enterprise
value to sales
multiple
2.8x 2.8x Increase
Enterprise
value to gross
profit multiple
6.0x 6.0x Increase
Probability
for alternate
outcome
20%
- 40%
30% Decrease
Discount
for lack of
marketability
10% 10% Decrease
Expected
present value
Discount rate
for cost of
equity
12%
- 25%
14% Decrease
Discount for
regulatory
uncertainty
29%
- 100%
29% Decrease
Convertible
Preferred
Stocks
$ 714,986 Recent
comparable
transaction
price(s)
—# —# —# —#

T. ROWE PRICE Health Sciences Fund

Investments in
Securities
Value
(000s)
Valuation
Technique(s)+
Significant
Unobservable
Input(s)
Value or
Range of
Input(s)
Weighted
Average of
Input(s)*
Impact to
Valuation
from an
Increase
in Input**
Premium for
cumulative
preferred
dividend rights
3% - 8% 4% Increase
Discount for
cumulative
preferred
dividend rights
2% 2% Decrease
Market
comparable
Enterprise
value to sales
multiple
2.5x
– 11.7x
4.9x Increase
Sales growth
rate
(58%)
- 266%
13% Increase
Enterprise
value to gross
profit multiple
8.5x
– 10.2x
9.4x Increase
Gross profit
growth rate
29% 29% Increase
Discount rate
for cost of
capital
30% 30% Decrease
Discount
for lack of
marketability
10% 10% Decrease
Estimated
liquidation
value
Discount
for lack of
collectability
100% 100% Decrease

T. ROWE PRICE Health Sciences Fund

+ Valuation techniques may change in order to reflect the Valuation Designee’s judgment of current market participant assumptions.
* Unobservable inputs were weighted by the relative fair value of the instruments.
** Represents the directional change in the fair value of the Level 3 investment(s) that would have resulted from an increase in the corresponding input at period end. A decrease in the unobservable input would have had the opposite effect. Significant increases and decreases in these inputs in isolation could result in significantly higher or lower fair value measurements.
# No quantitative unobservable inputs significant to the valuation technique were created by the
Valuation Designee.
NOTE 3 - OTHER INVESTMENT TRANSACTIONS
Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks and/or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.
Restricted Securities  The fund invests in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.
Private Investments Issued by Special Purpose Acquisition Companies
Special purpose acquisition companies (SPACs) are shell companies that have no operations but are formed to raise capital with the intention of merging with or acquiring a company with the proceeds of the SPAC’s initial public offering (IPO).
The fund may enter into a contingent commitment with a SPAC to purchase private investments in public equity (PIPE) if and when the SPAC completes its merger or acquisition. The fund maintains liquid assets sufficient to settle its commitment to purchase the PIPE. However, if the commitment expires, then no shares are purchased.
Purchased PIPE shares will be restricted from trading until the registration statement for the shares is declared effective. Upon registration, the shares can be freely sold;
however, in certain circumstances, the issuer may have the right to temporarily suspend trading of the shares in the first year after the merger or acquisition. The securities issued by a SPAC may be considered illiquid, more difficult to value, and/or be subject to restrictions on resale.
Other  Purchases and sales of portfolio securities other than short-term securities aggregated $4,752,095,000 and $5,816,314,000, respectively, for the year ended
December 31, 2022.

T. ROWE PRICE Health Sciences Fund

NOTE 4 - FEDERAL INCOME TAXES
Generally, no provision for federal income taxes is required since the fund intends to continue to qualify as a regulated investment company under Subchapter M of the
Internal Revenue Code and distribute to shareholders all of its taxable income and gains.
Distributions determined in accordance with federal income tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes.
The fund files U.S. federal, state, and local tax returns as required. The fund’s tax returns are subject to examination by the relevant tax authorities until expiration of the applicable statute of limitations, which is generally three years after the filing of the tax return but which can be extended to six years in certain circumstances. Tax returns for open years have incorporated no uncertain tax positions that require a provision for income taxes.
Capital accounts within the financial reporting records are adjusted for permanent book/tax differences to reflect tax character but are not adjusted for temporary differences. The permanent book/tax adjustments, if any, have no impact on results of operations or net assets. The permanent book/tax adjustments relate primarily to the current net operating loss.
The tax character of distributions paid for the periods presented was as follows:
At December 31, 2022, the tax-basis cost of investments (including derivatives, if any)
and gross unrealized appreciation and depreciation were as follows:
($000s)
December 31,
2022
December 31,
2021
Ordinary income (including short-term capital gains,
if any) $ 805 $ 301,547
Long-term capital gain 281,770 1,062,596
Total distributions $ 282,575 $ 1,364,143
($000s)
Cost of investments $ 8,569,479
Unrealized appreciation $ 8,439,370
Unrealized depreciation (809,411)
Net unrealized appreciation (depreciation) $ 7,629,959

T. ROWE PRICE Health Sciences Fund

At December 31, 2022, the tax-basis components of accumulated net earnings (loss)
were as follows:
Temporary differences between book-basis and tax-basis components of total distributable earnings (loss) arise when certain items of income, gain, or loss are recognized in different periods for financial statement purposes versus for tax purposes;
these differences will reverse in a subsequent reporting period. The temporary differences relate primarily to the deferral of losses from wash sales and the realization of gains/losses on passive foreign investment companies. The loss carryforwards and deferrals primarily relate to late-year ordinary loss deferrals. The fund has elected to defer certain losses to the first day of the following fiscal year for late-year ordinary loss deferrals.
NOTE 5 - FOREIGN  TAXES
The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries.
All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Taxes attributable to income are accrued by the fund as a reduction of income. Current and deferred tax expense attributable to capital gains is reflected as a component of realized or change in unrealized gain/loss on securities in the accompanying financial statements. To the extent that the fund has country specific capital loss carryforwards, such carryforwards are applied against net unrealized gains when determining the deferred tax liability.
Any deferred tax liability incurred by the fund is included in either Other liabilities or
Deferred tax liability on the accompanying Statement of Assets and Liabilities.
($000s)
Undistributed long-term capital gain $ 56,915
Net unrealized appreciation (depreciation) 7,629,959
Loss carryforwards and deferrals (6,647)
Total distributable earnings (loss) $ 7,680,227

T. ROWE PRICE Health Sciences Fund

NOTE 6 - RELATED PARTY TRANSACTIONS
The fund is managed by T. Rowe Price Associates, Inc. (Price Associates), a wholly owned subsidiary of T. Rowe Price Group, Inc. (Price Group). The investment management agreement between the fund and Price Associates provides for an annual investment management fee that consists of an individual fund fee and a group fee;
management fees are computed daily and paid monthly. The investment management agreement provides for an individual fund fee equal to 0.35% of the fund’s average daily net assets. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.260%
for assets in excess of $845 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At December 31, 2022, the effective annual group fee rate was 0.29%. Effective May 1, 2021, Price Associates has contractually agreed, at least through April 30, 2023, to waive a portion of its management fee so that an individual fund fee of 0.2975% is applied to the fund’s average daily net assets that are equal to or greater than $25 billion. Thereafter, this agreement will automatically renew for one-year terms unless terminated by the fund’s
Board. Any fees waived under this agreement are not subject to reimbursement to Price
Associates by the fund. No management fees were waived under this arrangement for the year ended December 31, 2022.
The I Class is subject to an operating expense limitation (I Class Limit) pursuant to which Price Associates is contractually required to pay all operating expenses of the
I Class, excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; non-recurring, extraordinary expenses; and acquired fund fees and expenses, to the extent such operating expenses, on an annualized basis, exceed the
I Class Limit. This agreement will continue through the expense limitation date indicated in the table below, and may be renewed, revised, or revoked only with approval of the fund’s Board. The I Class is required to repay Price Associates for expenses previously paid to the extent the class’s net assets grow or expenses decline sufficiently to allow repayment without causing the class’s operating expenses (after the repayment is taken into account) to exceed the lesser of: (1) the I Class Limit in place at the time such amounts were paid; or (2) the current I Class Limit. However, no repayment will be made more than three years after the date of a payment or waiver.

T. ROWE PRICE Health Sciences Fund

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates, each an affiliate of the fund (collectively,
Price). Price Associates provides certain accounting and administrative services to the fund. T. Rowe Price Services, Inc. provides shareholder and administrative services in its capacity as the fund’s transfer and dividend-disbursing agent. T. Rowe Price Retirement
Plan Services, Inc. provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class. For the year ended December 31,
2022, expenses incurred pursuant to these service agreements were $102,000 for Price
Associates; $6,898,000 for T. Rowe Price Services, Inc.; and $605,000 for T. Rowe Price
Retirement Plan Services, Inc. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities.
Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of
Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. Price has agreed to waive/reimburse shareholder servicing costs in excess of 0.05% of the fund’s average daily value of its shares owned by the college savings plan. Any amounts waived/paid by Price under this voluntary agreement are not subject to repayment by the fund. Price may amend or terminate this voluntary arrangement at any time without prior notice. For the year ended December 31, 2022, the fund was charged $112,000 for shareholder servicing costs related to the college savings plans, of which $82,000 was for services provided by Price. All amounts due to and due from Price, exclusive of investment management fees payable, are presented net on the accompanying Statement of Assets and Liabilities. At December 31, 2022,
approximately less than 1% of the outstanding shares of the I Class were held by the college savings plans.
The fund may invest its cash reserves in certain open-end management investment companies managed by Price Associates and considered affiliates of the fund: the
T. Rowe Price Government Reserve Fund or the T. Rowe Price Treasury Reserve Fund,
organized as money market funds (together, the Price Reserve Funds). The Price Reserve
Funds are offered as short-term investment options to mutual funds, trusts, and other
I Class
Expense limitation/I Class Limit 0.05%
Expense limitation date 04/30/24
(Waived)/repaid during the period ($000s) $—

T. ROWE PRICE Health Sciences Fund

accounts managed by Price Associates or its affiliates and are not available for direct purchase by members of the public. Cash collateral from securities lending, if any, is invested in the T. Rowe Price Government Reserve Fund. The Price Reserve Funds pay
no investment management fees.
As of December 31, 2022, T. Rowe Price Group, Inc., or its wholly owned subsidiaries, owned 140,512 shares of the I Class, representing less than 1% of the I Class's net assets.
The fund may participate in securities purchase and sale transactions with other funds or accounts advised by Price Associates (cross trades), in accordance with procedures adopted by the fund’s Board and Securities and Exchange Commission rules, which require, among other things, that such purchase and sale cross trades be effected at the independent current market price of the security. During the year ended December 31,
2022, the fund had no purchases or sales cross trades with other funds or accounts advised by Price Associates.
Price Associates has voluntarily agreed to reimburse the fund from its own resources on a monthly basis for the cost of investment research embedded in the cost of the fund’s securities trades. This agreement may be rescinded at any time. For the year ended
December 31, 2022, this reimbursement amounted to $284,000, which is included in Net realized gain (loss) on Securities in the Statement of Operations.
NOTE 7 - OTHER MATTERS
Unpredictable events such as environmental or natural disasters, war, terrorism, pandemics, outbreaks of infectious diseases, and similar public health threats may significantly affect the economy and the markets and issuers in which the fund invests.
Certain events may cause instability across global markets, including reduced liquidity and disruptions in trading markets, while some events may affect certain geographic regions, countries, sectors, and industries more significantly than others, and exacerbate other pre-existing political, social, and economic risks.
Since 2020, a novel strain of coronavirus (COVID-19) has resulted in disruptions to global business activity and caused significant volatility and declines in global financial markets.
In February 2022, Russian forces entered Ukraine and commenced an armed conflict leading to economic sanctions being imposed on Russia and certain of its citizens, creating impacts on Russian-related stocks and debt and greater volatility in global markets.

T. ROWE PRICE Health Sciences Fund

These are recent examples of global events which may have a negative impact on the values of certain portfolio holdings or the fund’s overall performance. Management is actively monitoring the risks and financial impacts arising from these events.

T. ROWE PRICE Health Sciences Fund

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Directors and Shareholders of T. Rowe Price Health Sciences
Fund, Inc.
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of T. Rowe Price Health Sciences Fund, Inc. (the "Fund") as of
December 31, 2022, the related statement of operations for the year ended December
31, 2022, the statement of changes in net assets for each of the two years in the period ended December 31, 2022, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2022 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2022, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2022 and the financial highlights for each of the five years in the period ended December 31, 2022 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting
Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

T. ROWE PRICE Health Sciences Fund

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements.
Our procedures included confirmation of securities owned as of December 31, 2022 by correspondence with the custodians, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.
PricewaterhouseCoopers LLP
Baltimore, Maryland
February 16, 2023
We have served as the auditor of one or more investment companies in the T. Rowe
Price group of investment companies since 1973.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
(continued)

T. ROWE PRICE Health Sciences Fund

TAX INFORMATION (UNAUDITED) FOR THE TAX YEAR ENDED 12/31/22
We are providing this information as required by the Internal Revenue Code. The amounts shown may differ from those elsewhere in this report because of differences between tax and financial reporting requirements.
The fund’s distributions to shareholders included:
$805,000 from short-term capital gains
$281,826,000 from long-term capital gains, subject to a long-term capital gains tax rate of not greater than 20%

T. ROWE PRICE Health Sciences Fund

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND
RECORDS
A description of the policies and procedures used by T. Rowe Price funds to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of
Additional Information. You may request this document by calling 1-800-225-5132 or by accessing the SEC’s website, sec.gov.
The description of our proxy voting policies and procedures is also available on our corporate website. To access it, please visit the following Web page:
https://www.troweprice.com/corporate/us/en/utility/policies.html
Scroll down to the section near the bottom of the page that says, “Proxy Voting
Guidelines.” Click on the links in the shaded box.
Each fund’s most recent annual proxy voting record is available on our website and through the SEC’s website. To access it through T. Rowe Price, visit the website location shown above, and scroll down to the section near the bottom of the page that says,
“Proxy Voting Records.” Click on the Proxy Voting Records link in the shaded box.
HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS
The fund files a complete schedule of portfolio holdings with the Securities and
Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The fund’s reports on Form N-PORT are available electronically on the SEC’s website (sec.gov). In addition, most T. Rowe Price funds disclose their first and third fiscal quarter-end holdings on troweprice.com .

T. ROWE PRICE Health Sciences Fund

Liquidity Risk Management Program
In accordance with Rule 22e-4 (Liquidity Rule) under the Investment Company Act of 1940, as amended, the fund has established a liquidity risk management program
(Liquidity Program) reasonably designed to assess and manage the fund’s liquidity risk, which generally represents the risk that the fund would not be able to meet redemption requests without significant dilution of remaining investors’ interests in the fund. The fund’s Board of Directors (Board) has appointed the fund’s investment adviser, T. Rowe
Price Associates, Inc. (Adviser), as the administrator of the Liquidity Program. As administrator, the Adviser is responsible for overseeing the day-to-day operations of the
Liquidity Program and, among other things, is responsible for assessing, managing, and reviewing with the Board at least annually the liquidity risk of each T. Rowe Price fund. The Adviser has delegated oversight of the Liquidity Program to a Liquidity Risk
Committee (LRC), which is a cross-functional committee composed of personnel from multiple departments within the Adviser.
The Liquidity Program’s principal objectives include supporting the T. Rowe Price funds’ compliance with limits on investments in illiquid assets and mitigating the risk that the fund will be unable to timely meet its redemption obligations. The Liquidity Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the fund’s liquidity and the periodic classification and reclassification of a fund’s investments into categories that reflect the LRC’s assessment of their relative liquidity under current market conditions. Under the Liquidity Program, every investment held by the fund is classified at least monthly into one of four liquidity categories based on estimations of the investment’s ability to be sold during designated time frames in current market conditions without significantly changing the investment’s market value.
As required by the Liquidity Rule, at a meeting held on July 25, 2022, the Board was presented with an annual assessment prepared by the LRC, on behalf of the Adviser, that addressed the operation of the Liquidity Program and assessed its adequacy and effectiveness of implementation, including any material changes to the Liquidity Program and the determination of each fund’s Highly Liquid Investment Minimum (HLIM). The annual assessment included consideration of the following factors, as applicable: the fund’s investment strategy and liquidity of portfolio investments during normal and reasonably foreseeable stressed conditions, including whether the investment strategy is appropriate for an open-end fund, the extent to which the strategy involves a relatively concentrated portfolio or large positions in particular issuers, and the use of borrowings for investment purposes and derivatives; short-term and long-term cash flow projections covering both normal and reasonably foreseeable stressed conditions; and holdings of cash and cash equivalents, as well as available borrowing arrangements.

T. ROWE PRICE Health Sciences Fund

For the fund and other T. Rowe Price funds, the annual assessment incorporated a report related to a fund’s holdings, shareholder and portfolio concentration, any borrowings during the period, cash flow projections, and other relevant data for the period of April 1,
2021, through March 31, 2022. The report described the methodology for classifying a fund’s investments (including any derivative transactions) into one of four liquidity categories, as well as the percentage of a fund’s investments assigned to each category.
It also explained the methodology for establishing a fund’s HLIM and noted that the LRC reviews the HLIM assigned to each fund no less frequently than annually.
During the period covered by the annual assessment, the LRC has concluded, and reported to the Board, that the Liquidity Program continues to operate adequately and effectively and is reasonably designed to assess and manage the fund’s liquidity risk.

T. ROWE PRICE Health Sciences Fund

ABOUT THE FUND'S DIRECTORS AND OFFICERS
Your fund is overseen by a Board of Directors (Board) that meets regularly to review a wide variety of matters affecting or potentially affecting the fund, including performance, investment programs, compliance matters, advisory fees and expenses, service providers, and business and regulatory affairs. The Board elects the fund’s officers, who are listed in the final table. The directors who are also employees or officers of T. Rowe Price are considered to be “interested” directors as defined in
Section 2(a)(19) of the 1940 Act because of their relationships with T. Rowe Price and its affiliates.
The business address of each director and officer is 100 East Pratt Street, Baltimore, Maryland
21202. The Statement of Additional Information includes additional information about the fund directors and is available without charge by calling a T. Rowe Price representative at 1-800-638-5660.
INDEPENDENT DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Teresa Bryce Bazemore
(1959)
2018
[205]
President and Chief Executive Officer, Federal Home Loan Bank of
San Francisco (2021 to present); President, Radian Guaranty (2008 to
2017); Chief Executive Officer, Bazemore Consulting LLC (2018 to 2021);
Director, Chimera Investment Corporation (2017 to 2021); Director, First
Industrial Realty Trust (2020 to present); Director, Federal Home Loan
Bank of Pittsburgh (2017 to 2019)
Ronald J. Daniels
(b)
(1959)
2018
[0]
President, The Johns Hopkins University and Professor, Political Science
Department, The Johns Hopkins University (2009 to present); Director,
Lyndhurst Holdings (2015 to present); Director, BridgeBio Pharma, Inc.
(2020 to present)
Bruce W. Duncan
(1951)
2013
[205]
President, Chief Executive Officer, and Director, CyrusOne, Inc. (2020
to 2021); Chief Executive Officer and Director (2009 to 2016), Chair of
the Board (2016 to 2020), and President (2009 to 2016), First Industrial
Realty Trust, owner and operator of industrial properties; Chair of the
Board (2005 to 2016) and Director (1999 to 2016), Starwood Hotels &
Resorts, a hotel and leisure company; Member, Investment Company
Institute Board of Governors (2017 to 2019); Member, Independent
Directors Council Governing Board (2017 to 2019); Senior Advisor, KKR
(2018 to present); Director, Boston Properties (2016 to present); Director,
Marriott International, Inc. (2016 to 2020)
Robert J. Gerrard, Jr.
(1952)
2012
[205]
Advisory Board Member, Pipeline Crisis/Winning Strategies, a
collaborative working to improve opportunities for young African
Americans (1997 to 2016); Chair of the Board, all funds (July 2018 to present)

T. ROWE PRICE Health Sciences Fund

INTERESTED  DIRECTORS
(a)
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Paul F. McBride
(1956)
2013
[205]
Advisory Board Member, Vizzia Technologies (2015 to present); Board
Member, Dunbar Armored (2012 to 2018)
Kellye L. Walker
(c)
(1966)
2021
[205]
Executive Vice President and Chief Legal Officer, Eastman Chemical
Company (April 2020 to present); Executive Vice President and Chief
Legal Officer, Huntington Ingalls Industries, Inc. (January 2015 to March
2020); Director, Lincoln Electric Company (October 2020 to present)
(a)
All information about the independent directors was current as of December 31, 2021, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective April 27, 2022, Mr. Daniels resigned from his role as an independent director of the Price
Funds.
(c)
Effective November 8, 2021, Ms. Walker was appointed as an independent director of the Price Funds.
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
David Oestreicher
(1967)
2018
[205]
Director, Vice President, and Secretary, T. Rowe Price, T. Rowe Price
Investment Services, Inc., T. Rowe Price Retirement Plan Services, Inc.,
and T. Rowe Price Services, Inc.; Director and Secretary, T. Rowe Price
Investment Management, Inc. (Price Investment Management); Vice
President and Secretary, T. Rowe Price International (Price International);
Vice President, T. Rowe Price Hong Kong (Price Hong Kong), T. Rowe
Price Japan (Price Japan), and T. Rowe Price Singapore (Price
Singapore); General Counsel, Vice President, and Secretary, T. Rowe
Price Group, Inc.; Chair of the Board, Chief Executive Officer, President,
and Secretary, T. Rowe Price Trust Company; Principal Executive Officer
and Executive Vice President, all funds
Robert W. Sharps, CFA,
CPA
(b)
(1971)
2017
[0]
Director and Vice President, T. Rowe Price; Director, Price Investment
Management; Chief Executive Officer and President, T. Rowe Price
Group, Inc.; Vice President, T. Rowe Price Trust Company
INDEPENDENT DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Health Sciences Fund

OFFICERS
Name
(Year of Birth)
Year Elected
[Number of T. Rowe Price
Portfolios Overseen]
Principal Occupation(s) and Directorships of Public Companies and
Other Investment Companies During the Past Five Years
Eric L. Veiel, CFA
(1972)
2022
[205]
Director and Vice President, T. Rowe Price; Vice President, T. Rowe Price
Group, Inc., and T. Rowe Price Trust Company
(a)
All information about the interested directors was current as of January 1, 2022, unless otherwise indicated, except for the number of portfolios overseen, which is current as of the date of this report.
(b)
Effective February 3, 2022, Mr. Sharps resigned from his role as an interested director of the Price
Funds.
Name (Year of Birth)
Position Held With Health Sciences Fund Principal Occupation(s)
Zachary Baca  (1990)
Vice President
Vice President, T. Rowe Price; formerly, Associate,
Rock Springs Capital (to 2020)
Ziad Bakri, M.D., CFA (1980)
President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Armando (Dino) Capasso (1974)
Chief Compliance Officer
Chief Compliance Officer and Vice President,
T. Rowe Price and Price Investment Management;
Vice President, T. Rowe Price Group, Inc.; formerly,
Chief Compliance Officer, PGIM Investments
LLC and AST Investment Services, Inc. (ASTIS)
(to 2022); Chief Compliance Officer, PGIM Retail
Funds complex and Prudential Insurance Funds (to
2022); Vice President and Deputy Chief Compliance
Officer, PGIM Investments LLC and ASTIS (to 2019);
Senior Vice President and Senior Counsel, Pacific
Investment Management Company LLC (to 2017)
Anne Daub (1973)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Senior Analyst, Soros Fund
Management LLC (to 2018)
Alan S. Dupski, CPA (1982)
Principal Financial Officer, Vice President, and
Treasurer
Vice President, Price Investment Management,
T. Rowe Price, T. Rowe Price Group, Inc., and
T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
INTERESTED  DIRECTORS
(a)
(CONTINUED)

T. ROWE PRICE Health Sciences Fund

Name (Year of Birth)
Position Held With Health Sciences Fund Principal Occupation(s)
Gary J. Greb (1961)
Vice President
Vice President, Price Investment Management,
T. Rowe Price, Price International, and T. Rowe Price
Trust Company
John Hall (1977)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Cheryl Hampton, CPA (1969)
Vice President
Vice President, T. Rowe Price; formerly, Tax Director,
Invesco Ltd. (to 2021); Vice President, Oppenheimer
Funds, Inc. (to 2019)
Amanda Ho  (1993)
Vice President
Employee, T. Rowe Price; summer intern, T. Rowe
Price (to 2020); formerly, Revenue Strategy, Senior
Analyst, Snap, Inc. (to 2019)
Kate Hobbs (1982)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Portfolio Manager, Millennium
Partners (to 2020); Senior Analyst, Citadel LLC,
Aptigon Capital (to 2018)
Jeffrey Holford, Ph.D., ACA (1972)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.; formerly, Managing Director, Jeffries
Financial Group (to 2018)
Rachel D. Jonas (1983)
Vice President
Vice President, T. Rowe Price and T. Rowe Price
Group, Inc.
Jill Jortner (1977)
Vice President
Employee, T. Rowe Price; formerly, Research
Analyst, Iridian Asset Management (to 2022)
Benjamin Kersse, CPA (1989)
Vice President
Vice President, T. Rowe Price
Paul J. Krug, CPA (1964)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Fran M. Pollack-Matz (1961)
Vice President and Secretary
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Investment Services, Inc., and
T. Rowe Price Services, Inc.
Shannon H. Rauser (1987)
Assistant Secretary
Assistant Vice President, T. Rowe Price
Taymour R. Tamaddon, CFA (1976)
Vice President
Vice President, T. Rowe Price, T. Rowe Price Group,
Inc., and T. Rowe Price Trust Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. ROWE PRICE Health Sciences Fund

Name (Year of Birth)
Position Held With Health Sciences Fund Principal Occupation(s)
Megan Warren (1968)
Vice President
OFAC Sanctions Compliance Officer and Vice
President, Price Investment Management; Vice
President, T. Rowe Price, T. Rowe Price Group,
Inc., T. Rowe Price Retirement Plan Services, Inc.,
T. Rowe Price Services, Inc., and T. Rowe Price Trust
Company
Unless otherwise noted, officers have been employees of T. Rowe Price or Price International for at least
5 years.
OFFICERS (CONTINUED)

T. Rowe Price Investment Services, Inc. | 100 East Pratt Street | Baltimore, MD 21202-1009
You have many
investment goals.
Explore products and services that can help
you achieve them.
Whether you want to put away more money for retirement, for a child’s education, or for other priorities, we have solutions for you. See how we can help you accomplish the investment goals that are important to you.
RETIREMENT
IRAs: Traditional, Roth,
Rollover/Transfer, or
Brokerage
Small Business Plans
help minimize taxes,
maximize savings
T. Rowe Price
®
ActivePlus Portfolios
1
for online investing
powered by experts
GENERAL INVESTING
Individual or Joint
Tenant
Brokerage
2
offers
access to stocks, ETFs,
bonds, and more
Gifts and transfers to a
child (UGMA/UTMAs)
Trust
Transfer on Death
COLLEGE SAVINGS
T. Rowe Price-managed
529 plans offer tax-
advantaged solutions
for families saving
money for college
tuition and education-
related expenses
Visit troweprice.com/broadrange
Call 1-800-225-5132 to request a prospectus or summary prospectus; each includes investment objectives, risks, fees, expenses, and other information that you should read and consider carefully before investing.
All mutual funds are subject to market risk, including possible loss of principal. Investing internationally involves special risks including economic and political uncertainty and currency fluctuation.
1
The T. Rowe Price
®
ActivePlus Portfolios is a discretionary investment management program provided by
T. Rowe Price Advisory Services, Inc., a registered investment adviser under the Investment Advisers Act of
1940. Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
T. Rowe Price Advisory Services, Inc., and T. Rowe Price Investment Services, Inc., are affiliated companies.
2
Brokerage services are provided by T. Rowe Price Investment Services, Inc., member FINRA/SIPC.
Brokerage accounts are carried by Pershing LLC, a BNY Mellon Company, member NYSE/FINRA/SIPC.
202302-2582632
F114-050 2/23

Item 1. (b) Notice pursuant to Rule 30e-3.

Not applicable.

Item 2.  Code of Ethics.

The registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the period covered by this report.

Item 3.  Audit Committee Financial Expert.

The registrant’s Board of Directors has determined that Ms. Teresa Bryce Bazemore qualifies as an audit committee financial expert, as defined in Item 3 of Form N-CSR. Ms. Bazemore is considered independent for purposes of Item 3 of Form N-CSR.

Item 4.  Principal Accountant Fees and Services.

(a) – (d)  Aggregate fees billed for the last two fiscal years for professional services rendered to, or on behalf of, the registrant by the registrant’s principal accountant were as follows:

	2022	2021
Audit Fees	$41,909	$40,759
Audit-Related Fees	-	-
Tax Fees	-	5,742
All Other Fees	-	-

Audit fees include amounts related to the audit of the registrant’s annual financial statements and services normally provided by the accountant in connection with statutory and regulatory filings. Audit-related fees include amounts reasonably related to the performance of the audit of the registrant’s financial statements and specifically include the issuance of a report on internal controls and, if applicable, agreed-upon procedures related to fund acquisitions. Tax fees include amounts related to services for tax compliance, tax planning, and tax advice. The nature of these services specifically includes the review of distribution calculations and the preparation of Federal, state, and excise tax returns. All other fees include the registrant’s pro-rata share of amounts for agreed-upon procedures in conjunction with service contract approvals by the registrant’s Board of Directors/Trustees.

(e)(1)  The registrant’s audit committee has adopted a policy whereby audit and non-audit services performed by the registrant’s principal accountant for the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant require pre-approval in advance at regularly scheduled audit committee meetings. If such a service is required between regularly scheduled audit committee meetings, pre-approval may be authorized by one audit committee member with ratification at the next scheduled audit committee meeting. Waiver of pre-approval for audit or non-audit services requiring fees of a de minimis amount is not permitted.

(2)  No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)  Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)  The aggregate fees billed for the most recent fiscal year and the preceding fiscal year by the registrant’s principal accountant for non-audit services rendered to the registrant, its investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant were $2,037,000 and $3,732,000, respectively.

(h)  All non-audit services rendered in (g) above were pre-approved by the registrant’s audit committee. Accordingly, these services were considered by the registrant’s audit committee in maintaining the principal accountant’s independence.

Item 5.  Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)  Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b)  Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There has been no change to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)  The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b)  The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13.   Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is attached.

    (2) Separate certifications by the registrant’s principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant’s principal executive officer and principal financial officer, pursuant to Section  906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price Health Sciences Fund, Inc.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David Oestreicher
David Oestreicher
Principal Executive Officer

Date	February 16, 2023

By	/s/ Alan S. Dupski
Alan S. Dupski
Principal Financial Officer

Date	February 16, 2023